UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 15, 2013 (April 14, 2013)

METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas	75082-4304
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On April 14, 2013, MetroPCS Communications, Inc. (“MetroPCS”) entered into an amendment (the “Amendment”) to the Business Combination Agreement, dated as of October 3, 2012, (as previously amended, the “Business Combination Agreement”), by and among MetroPCS, Deutsche Telekom AG (“Deutsche Telekom”), T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and T-Mobile USA, Inc. (“T-Mobile”). The Amendment amends the Business Combination Agreement to, among other things (i) reduce the principal amount of the debt of the combined company to be issued to Deutsche Telekom at the closing by $3.8 billion, (ii) reduce the interest rate of the debt of the combined company to be issued to Deutsche Telekom at the closing by 50 basis points, and (iii) extend the lock-up on sales of shares of common stock of the combined company held by Deutsche Telekom to the public from six months to eighteen months.
Other than as expressly modified pursuant to the Amendment, the Business Combination Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by MetroPCS on October 3, 2012, remains in full force and effect as originally executed on October 3, 2012. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 8.01    Other Events.
On April 15, 2013, MetroPCS issued a press release announcing that it had entered into the Amendment. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Additional Information and Where to Find It

This document relates to a proposed transaction between MetroPCS and Deutsche Telekom. In connection with the proposed transaction, MetroPCS has filed with the Securities and Exchange Commission (the “SEC”) an amended definitive proxy statement. Security holders are urged to read carefully the amended definitive proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction. All documents are, and when filed will be, available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. This communication does not constitute a solicitation of any vote or approval.

Participants in the Solicitation

MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about MetroPCS' directors and executive officers is available in MetroPCS' annual report on Form 10-K, filed with the SEC on March 1, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the amended definitive proxy statement and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the amended definitive proxy statement carefully before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this document that are not statements of historical fact, and statements about our beliefs, opinions, projections, strategies, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions. These forward-looking statements include, among others, statements about the benefits of the proposed combination, the Amendment, the terms of the Amendment, the prospects, value and value creation capability of the combined company and MetroPCS on a stand-alone basis, the value created by the Amendment, projected valuation and valuation modeling, the positioning of the combined company and MetroPCS stand-alone versus its competitors, compelling terms and nature of the proposed combination, benefits to MetroPCS customers, value of the proposed combination to MetroPCS stockholders, future MetroPCS stock prices, and other statements regarding the combined company's strategies, prospects, projected results, plans, or future performance.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the proposed transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in MetroPCS' annual report on Form 10-K, filed March 1, 2013, and other filings with the SEC available at the SEC's website (www.sec.gov). The results for any prior period may not be indicative of results for any future period.
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this document, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER		DESCRIPTION

2.1	—
Amendment dated as of April 14, 2013 to the Business Combination Agreement, dated as of October 3, 2012, by and among, MetroPCS, Deutsche Telekom, T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and T-Mobile.

99.1	—	Press release issued by MetroPCS Communications, Inc. dated April 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: April 15, 2013	By:	/s/ J. Braxton Carter
J. Braxton Carter Chief Financial Officer and Vice Chairman